Exhibit 99.1

Super Community Banking Conference March 2005

Forward Looking Statements Any oral statements made by representatives of the Company or any written statements contained in any written documents provided at this presentation concerning financial and other projections constitute forward looking statements within the meaning of the Securities Exchange Act and are subject to the Safe Harbor created under that Act. Although the Company believes that the expectations reflected in such forward looking statements are reasonable, it can give no assurance that such expectations will prove to be accurate. Important factors that could cause actual results to differ materially from the Company's expectations include those factors identified in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission, copies of which are available upon request. Such publicly available information sets forth certain risks and uncertainties related to the Company's business, including but not limited to adverse changes in economic conditions, loan portfolio quality or interest rates, effects of competition, technological change or government regulation, loss of key management or inability to manage or attain growth objectives. These risks and uncertainties should be considered in evaluating "Forward Looking Statements."

Our Strategy is Simple... ...but not easy. ~ Marv Levy

A Turnaround In Progress Reversals of Fortune at Largest Unit Grew beyond infrastructure Loan writedown and reclassifications Heavy reliance on investments Wrong strategies, executed very well Repositioning Begun in 4Q 2004

The First One Hundred Days... 10/06/04: Jim Giancola becomes CEO 12/07/04: Turnaround strategy initiated 12/07/04: Balance sheet repositioned 12/20/04: Revised budgets approved 12/31/04: New Chief Investment Officer 12/31/04: Hedge accounting exit 01/10/05: New Commercial Construction EVP 01/18/05: Management realignment - 7 VPs or higher level additions

Foundation Building Strategy Structure Staffing

Financial Review

Who - and Where - We Are $2.2 Billion Assets Midwest Bank and Trust Company 17 branches in Chicago market Strong community presence Midwest Bank of Western Illinois 6 branches in West Central Illinois Agribusiness focus Midwest Financial and Investment Services, Inc. Midwest Bank Insurance Services, LLC Porter Insurance Agency, Inc.

Lending Total Loans $600,000 $700,000 $800,000 $900,000 $1,000,000 $1,100,000 $1,200,000 $1,300,000 $1,400,000 Total Loans $824,632 $1,003,386 $1,136,704 $1,081,296 $1,143,805 $1,230,400 2000 2001 2002 2003 3Q04 2004

Investment Volatility

2002-2004: Multiple Reversals Reclassification of Loans $19.6 million reclassification in 2003 Restatement of third quarter 2002 results Regulatory Review Fed and IDFPR inquiries New policies implemented Decline in Investment Returns $14.2 million net loss in 2004 versus $11.7 million net gain in 2003 Portfolio risk increases Falling Margins

Balance Sheet

Securities Mix

Loan Mix

Increase Lending

Borrowings Mix

Deposit Mix

Net Interest Margin FTE Net Interest Margin FTE 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 6.00% 7.00% 8.00% 9.00% 10.00% 2000 2001 2002 2003 2004 Interest Income Yield FTE Interest Expense Yield Net Interest Margin FTE

Peer Performance 2004 Level Peer Average Net Interest Margin 2.83% 3.63% Efficiency Ratio 71.23% 60.47% Return on Average Assets 0.10% 1.16% Return on Average Equity 1.68% 13.52%

Turnaround Strategy Strengthen Balance Sheet Build Quality and Consistency of Earnings Increase Loans as Percentage of Assets Reduce Cost of Funds Build Infrastructure for New Growth Phase Exit Regulatory Review Process Increase Fees Create High-Profit Super-Community Bank

Turnaround Strategy Strengthen Balance Sheet Fourth quarter repositioning Hedge accounting terminated Low-yield notes reinvested Prepaid FHLB advances Non-performing loans reduced Allowance for loan losses increased

Turnaround Strategy Build Quality and Consistency of Earnings Reduced role for investment portfolio Increased focus on core banking activities

Turnaround Strategy Increase Loans as Percentage of Assets Loans grew 8% from 3Q04, 14% from 4Q03 Commercial lending officers recruited Expanded recruitment planned for 2005

Turnaround Strategy Reduce Cost of Funds Emphasize transaction accounts Reduce purchases of wholesale time deposits Federal Home Loan Bank advances pre-paid $115 million 5.44% yield Call 10% TRUPs

Turnaround Strategy Build Infrastructure for New Growth Phase Expanded Senior Management Group Revised roles and reporting lines Streamlined lending process Expanded risk management

Turnaround Strategy Exit Regulatory Review Process Expeditiously Accelerate pace of turnaround Demonstrate measurable improvement Enhance risk management capabilities

Turnaround Strategy Increase Fees Add transaction accounts Cross-selling of insurance products Expanded investment services Secondary market mortgage lending

Turnaround Strategy Create High-Profit Super-Community Bank Capitalize on strong customer relationships Reinforce links to communities 17 community Chicago market banking centers Expand locations

2005 Outlook Zero-Based Review of All Activities Risk and Capital Management: Redeem 10% TRUPs. Balance Sheet Repositioning Restructured Compensation Plans Implement Turnaround Strategies

We Like This Business Predictable Earnings Growth Opportunities in Chicago Market Low Risk Profile with Strong Credit Quality Service is Our Point of Differentiation

OUR ULTIMATE GOAL: CREATE A SUPER-COMMUNITY BANK

THANK YOU.